UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 17, 2011
O’CHARLEY’S INC.

(Exact name of registrant as specified in its charter)

Tennessee	0-18629	62-1192475

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3038 Sidco Drive
Nashville, Tennessee	37204

(Address of principal executive offices)	(Zip Code)
(615) 256-8500

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
     On May 17, 2011, O’Charley’s Inc. (the “Company”) issued a press release announcing its results of operations for the 16-week period ended April 17, 2011. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.
     On May 17, 2011, the Company issued a press release announcing its results of operations for the 16-week period ended April 17, 2011. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

99.1	Press Release dated May 17, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

O’CHARLEY’S INC.
By:	/s/ R. Jeffrey Williams
R. Jeffrey Williams
Interim Chief Financial Officer and Treasurer

Date: May 17, 2011

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated May 17, 2011.